SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 27, 1995



                    FRANCHISE FINANCE CORPORATION OF AMERICA
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                          33-62629                  86-0736091
---------------                    -----------           ---------------------
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)          Identification Number)
incorporation)


               17207 North Perimeter Drive, Scottsdale, AZ    85255
           ----------------------------------------------------------
              (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (602)585-4500


                                      NONE
                                      ----
          (Former Name or Former Address, if Change Since Last Report)

Item 5. Other Events.

     (a) Registrant has entered into a Purchase Agreement with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated as of November 21, 1995 relating to the sale of Registrant's 7% Senior Notes due 2000 and $50,000,000 7 7/8% Senior Notes due 2005, attached hereto and referenced as
Exhibit 1.01 to the Registration Statement.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         1.01    Purchase Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FRANCHISE FINANCE CORPORATION OF AMERICA
                                                      (Registrant)



Dated: November 27, 1995               By /s/ John R. Barravecchia
      ------------------                  --------------------------------
                                              John R. Barravecchia
                                              Executive Vice President
                                              and Chief Financial Officer

Dated: November 27, 1995               By /s/ Catherine F. Long
      ------------------                  --------------------------------
                                              Catherine F. Long
                                              Vice President, Finance
                                              and Principal Accounting Officer